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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 1999


                              THE MEAD CORPORATION
             (Exact name of registrant as specified in its charter)

     OHIO                        1-2267                        31-0535759
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(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                Identification No.)
incorporation)

MEAD WORLD HEADQUARTERS, COURTHOUSE PLAZA N.E., DAYTON, OHIO           45463
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (937) 495-6323

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Item 5.   Other Events
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         On October 20, 1999, the Registrant issued the press release attached hereto as Exhibit 20.1 reporting certain financial results for the quarter ended October 3, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE MEAD CORPORATION


October 25, 1999                    By: /s/ Timothy R. McLevish
                                       --------------------------------
                                        Timothy R. McLevish
                                        Vice President, Finance and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                                 Description
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   20.1                    Press Release issued by The Mead Corporation on
                           October 20, 1999






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